ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the Office of	Business Number E0108512010-6
	Filing Number 20100152364-34
Secretary of State	Filed On 03/11/2010
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Radikal Phones Inc.
2. Registered Agent for Service of Process: (check only one box)	[x] Commercial Registered Agent: Business Filings Incorporated Name [ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value: 50,000,000 Par value per share: $ 0.001 Number of shares without par value:
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) Fadi Zeidan Name 11037 Warner Ave, Suite 132 / Fountain Valley / CA / 92708 Street Address / City / State / Zip Code 2) Name Street Address / City / State / Zip Code
5. Purpose: (optional; see instructions)	*The purpose of the corporation shall be:* To engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of NRS.
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	The Nevada Company Name [signature] Mark Williams, AVP Incorporator Signature 8040 Excelsior Dr. Ste 200 / Madison / WI / 53717 Address / City / State / Zip Code
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X [signature] Mark Williams, AVP, Business Filings Incorporated — March 11, 2010 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090201

Filed in the Office of	Business Number E0108512010-6
[signature]	Filing Number 20100763966-60
Secretary of State	Filed On 10/07/2010
State Of Nevada	Number of Pages 2

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

RADIKAL PHONES INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 of the Articles of Incorporation is hereby amended by deleting in its entirety the present Article 1 and substituting in lieu thereof the following new Article 1:

"1. Name of Corporation: FIRST AMERICAN GROUP INC."

The Articles of Incorporation of the Corporation is hereby amended by adding the following new Article 8:
[continued on following page]

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 2,000,000

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

PAGE 2
OF
CERTIFICATE OF AMENDENT
(PURSUANT TO NRS 78.385 AND 78.390)
OF
RADIKAL PHONES INC.

8. Acquisitions of Controlling Interest and Interested Stockholders

8.1 Acquisition of Controlling Interest. The Corporation elects not to be governed by NRS 78.378 to 78.3793.

8.2. Combinations with Interested Stockholders. The Corporation elects not to be governed by NRS 78.411 to 78.444.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0108512010-6
	Filing Number 20140085363-72
Secretary of State	Filed On 02/04/2014
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

FIRST AMERICAN GROUP INC.

2. The articles have been amended as follows: (provide article numbers, if available)

The Articles of Incorporation of the Corporation are hereby amended by deleting in its entirety the text following the present article "3. Authorized Stock" and substituting in lieu thereof the following:

"3. Authorized Stock. The aggregate number of shares which the Corporation shall have authority to issue shall consist of two hundred fifty million (250,000,000) shares of common stock, par value $0.0001 per share."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 2,000,000

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the Office of	Business Number E0108512010-6
	Filing Number 20140085361-50
Secretary of State	Filed On 02/04/2014
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

FIRST AMERICAN GROUP INC.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

250,000,000 shares of common stock, par value $0.0001 per share.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

250,000,000 shares of common stock, par value $0.0001 per share.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

Fifty (50) shares of common stock, par value $0.0001 per share, shall be issued after the change in exchange for each issued share of common stock, par value $0.001 per share.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Fractional shares of common stock, par value $0.0001 per share, shall be rounded up to the nearest whole share of common stock, par value $0.0001 per share.

7. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X

Signature of Officer

President

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0108512010-6
Barbara K. Cegavske	Filing Number 20150328947-11
Secretary of State State Of Nevada	Filed On 07/21/2015
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
FIRST AMERICAN GROUP, INC.

2. The articles have been amended as follows: (provide article numbers, if available)
Article "1. Name of Corporation:" is hereby amended and restated, so that as amended and restated, Article "1. Name of Corporation:" states as follows:

"1. Name of Corporation: LOOP INDUSTRIES, INC."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090303

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the Office of	Business Number E0108512010-6
Barbara K. Cegavske	Filing Number 20150328946-00
Secretary of State State Of Nevada	Filed On 07/21/2015
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

FIRST AMERICAN GROUP, INC.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

250,000,000 shares of common stock, par value $0.0001 per share.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

250,000,000 shares of common stock, par value $0.0001 per share.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

One (1) share of common stock, par value $0.0001 per share, shall be issued after the change in exchange for each four (4) issued shares of common stock, par value $0.0001 per share.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Fractional shares of common stock, par value $0.0001 per share, shall be rounded up to the nearest whole share of common stock, par value $0.0001 per share.

7. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X

Signature of Officer

President and Chief Executive Officer

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0108512010-6
Barbara K. Cegavske	Filing Number 20160074460-60
Secretary of State State Of Nevada	Filed On 02/19/2016
	Number of Pages 2

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
LOOP INDUSTRIES, INC.

2. The articles have been amended as follows: (provide article numbers, if available)
Article 3 of the Articles of Incorporation is amended and restated in its entirety to read as follows:

3 AUTHORIZED STOCK:

SECTION 1. Authorized Stock. The total number of shares of capital stock which the Corporation has authority to issue is 275,000,000 consisting of:

[continues on following page]

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(a) 250,000,000 shares of common stock, par value $0.0001 per share (the "***Common Stock***"); and

(b) 25,000,000 shares of initially undesignated preferred stock, par value $.0001 per share ("***Preferred Stock***").

SECTION 2. *Preferred Stock.* The Preferred Stock may be issued from time to time and in one or more series. Subject to the rights of the preferred stockholders, the Board of Directors of the Corporation is authorized to determine or alter the powers, preferences and rights, and the qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series of Preferred Stock then outstanding) the number of shares of any such series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock. In the event that the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series of Preferred Stock subject to the requirements of applicable law.

SECTION 3. *Amendments.* Any amendment to the provisions of this Article 3 requires the affirmative vote of at least a majority of each of (i) the voting power of all stockholders present or represented by proxy at a meeting and entitled to vote on all matters submitted to a vote of stockholders and (ii) the voting power of any series of Preferred Stock, the Certificate of Designation of which provides that it shall have the right to vote on any amendment of the Corporation's Articles of Incorporation, present or represented by proxy at a meeting and entitled to vote thereon.

[remainder of page intentionally left blank]

150103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0108512010-6
Barbara K. Cegavske	Filing Number 20160074461-71
Secretary of State State Of Nevada	Filed On 02/19/2016
	Number of Pages 6

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:
LOOP INDUSTRIES, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

SECTION 1. Designation.

A series of the Corporation's Preferred Stock is designated as "Series A Preferred Stock" (the "Series A Preferred Stock") and the maximum number of shares of Series A Preferred Stock shall be one and no more.

[continues on following page]

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X [signature]

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

SECTION 2. *Voting Rights; Generally*. Subject to the other provisions of these Articles of Incorporation (including the disparate votes per share provisions of the Series A Preferred Stock set forth in Sections 3, 4, and 5 below), each holder of Series A Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the by-laws of the Corporation (as in effect at the time in question) and applicable law, and shall be entitled to vote, together with the holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, except as may be otherwise required by applicable law. Except as otherwise expressly provided herein, in the Corporation's by-laws or as required by law, the holders of Series A Preferred Stock and Common Stock shall vote together and not as separate series or classes.

SECTION 3. *Special Voting Rights of Series A Preferred Stock*. Each share of Series A Preferred Stock shall be entitled to the number of votes equal to the number of votes ***n*** calculated as follows:

$$n = \frac{\left(\frac{C_t}{.35}\right) - (C_t + C_{dp})}{SA_t}$$

Where: C_t = The total number of shares of Common Stock outstanding and entitled to vote.

C_{dp} = The number of shares of Common Stock outstanding and entitled to vote and held by Designated Persons and their Permitted Transferees.

SA_t = The total number of shares of Series A Preferred Stock outstanding.

For purposes of calculating shares outstanding and entitled to vote on a particular matter, the shares shall be those outstanding on the record date for the determination of the stockholders entitled to vote on such matter or, if no such record date is established, the date such vote is taken or any written consent of stockholders is solicited.

SECTION 4. *Series A Director*. There is hereby created a special director on the Corporation's Board of Directors designated as the "***Series A Director***." So long as any shares of Series A Preferred Stock remain outstanding, the holders of a majority of the shares of Series A Preferred Stock represented at a duly called special or annual meeting of such stockholders or by an action by written consent for that purpose shall be entitled to elect the Series A Director. The initial Series A Director shall be Daniel Solomita, who shall serve until the next annual meeting of stockholders and until his successor is elected and qualified. The holders of the Series A Preferred Stock may waive their rights to elect the Series A Director at any time and assign such right to the Board of Directors other than the Series A Director to elect the Series A Director.

SECTION 5. *Protective Provisions*. So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written

consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting as a separate class:

(a) amend the Articles of Incorporation or, unless approved by the Board of Directors, including by the Series A Director, amend the Corporation's Bylaws;

(b) change or modify the rights, preferences or other terms of the Series A Preferred Stock, or increase or decrease the number of authorized shares of Series A Preferred Stock;

(c) reclassify or recapitalize any outstanding equity securities, or, unless approved by the Board of Directors, including by the Series A Director, authorize or issue, or undertake an obligation to authorize or issue, any equity securities or any debt securities convertible into or exercisable for any equity securities (other than the issuance of stock-options or securities under any employee option or benefit plan);

(d) authorize or effect any transaction constituting a Deemed Liquidation (as defined in this subparagraph) under the Articles, or any other merger or consolidation of the Corporation;

(e) increase or decrease the size of the Board of Directors as provided in the Bylaws of the Corporation or remove the Series A Director (unless approved by the Board of Directors, including the Series A Director);

(f) declare or pay any dividends or make any other distribution with respect to any class or series of capital stock (unless approved by the Board of Directors, including the Series A Director);

(g) redeem, repurchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any outstanding shares of capital stock (other than the repurchase of shares of common stock from employees, consultants or other service providers pursuant to agreements approved by the Board of Directors under which the Corporation has the option to repurchase such shares at no greater than original cost upon the occurrence of certain events, such as the termination of employment) (unless approved by the Board of Directors, including the Series A Director);

(h) create or amend any stock option plan of the Corporation, if any (other than amendments that do not require approval of the stockholders under the terms of the plan or applicable law) or approve any new equity incentive plan;

(i) replace the President and/or Chief Executive Officer of the Corporation (unless approved by the Board of Directors, including the Series A Director);

(j) transfer assets to any subsidiary or other affiliated entity (unless approved by the Board of Directors, including the Series A Director);

(k) issue, or cause any subsidiary of the Corporation to issue, any indebtedness or debt security, other than trade accounts payable and/or letters of credit, performance bonds or other similar credit support incurred in the ordinary course of business, or amend,

renew, increase or otherwise alter in any material respect the terms of any indebtedness previously approved or required to be approved by the holders of the Series A Preferred Stock (unless approved by the Board of Directors, including the Series A Director);

(l) modify or change the nature of the Corporation's business;

(m) acquire, or cause a Subsidiary of the Corporation to acquire, in any transaction or series of related transactions, the stock or any material assets of another person, or enter into any joint venture with any other person (unless approved by the Board of Directors, including the Series A Director); or

(n) sell, transfer, license, lease or otherwise dispose of, in any transaction or series of related transactions, any material assets of the Corporation or any Subsidiary outside the ordinary course of business (unless approved by the Board of Directors, including the Series A Director).

SECTION 6. *Dividend and Distribution Rights of Stock.* Shares of Common Stock and shares of Series A Preferred Stock shall be treated equally, identically and ratably, on a per-share basis, with respect to any dividend or distribution by the Corporation, including in respect of distributions upon liquidation of the Corporation. In the event that a dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Common Stock and Series A Preferred Stock shall both receive Common Stock or rights to acquire Common Stock. No dividends shall be declared or payable in the form of Series A Preferred Stock.

SECTION 7. *Conversion Provisions of Series A Preferred Stock.* Each share of Series A Preferred Stock shall be convertible into one (1) fully paid and nonassessable share of Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation. Each share of Series A Preferred Stock shall automatically convert into one share of Common Stock upon the first to occur of (a) a Transfer of such share of Series A Preferred Stock other than to a Permitted Transferee, (b) the death or incapacity of (i) the Permitted Transferee holding such share of Series A Preferred Stock or (ii) the Designated Person, (c) the resignation of the Designated Person as an officer of the Corporation, or (d) the Final Conversion Date.

SECTION 8. *Certain Definitions.* As used in this Certificate of Designation, the following capitalized terms shall have the meanings ascribed thereto below:

(a) "***Deemed Liquidation***" shall mean: (1) the closing of the sale, transfer or other disposition of all or substantially all of the Corporation's assets (including an irrevocable or exclusive license with respect to all or substantially all of the Corporation's intellectual property); (2) the consummation of a merger, share exchange or consolidation with or into any other corporation, limited liability company or other entity (except one in which the holders of capital stock of the Corporation as constituted immediately prior to such merger, share exchange or consolidation continue to hold at least 50% of the voting power of the capital stock of the Corporation or the surviving or acquiring entity (or its parent entity)), (3) authorizing or effecting any transaction liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, provided, however, that none of the following shall be considered a Deemed Liquidation: (A) a merger effected exclusively for the purpose of changing the domicile of the Corporation, or (B) a

transaction or other event deemed to be exempt from the definition of a Deemed Liquidation by the holders of at least a majority of the then outstanding Series A Preferred Stock.

(b) "***Designated Person***" means Daniel Solomita.

(c) "***Final Conversion Date***" means 5:00 p.m. in New York City, New York on the first Business Day falling on or after the date on which the Designated Person ceases to hold, together with his Permitted Transferees, an aggregate number of the outstanding shares of Common Stock held by the Designated Person on February 12, 2016 that are at least equal to seven and one-half percent (7.5%) of the total number of outstanding shares of Common Stock on February 12, 2016. The foregoing number of shares shall be subject to equitable adjustment in the event of stock splits and stock dividends effected after February 12, 2016.

(d) "***Permitted Private Transfer***" means a Transfer, other than a trade effected in the public markets, to a Permitted Transferee.

(e) "***Permitted Transferee***" means, (a) in respect of Series A Preferred Stock, a Designated Person and (b) in respect of Common Stock, (i) a Designated Person, (ii) a Designated Person's spouse, children or a family trust or similar private entity formed solely for the benefit of the Designated Person or the Designated Person's spouse and/or children and who was Transferred such Common Stock in a Permitted Private Transfer; (iii) a person (other than a natural person) that is controlled by the Designated Person (for the purposes hereof, "control" means, the beneficial ownership at the relevant time of voting equity of such person carrying more than 50% of the voting rights ordinarily exercisable at meetings of equity holders of the person where such voting rights are sufficient to elect a majority of the directors, managers or persons acting in a similar capacity of the person); and (iv) a broker or nominee for one of the persons described in the foregoing clauses (i), (ii), or (iii).

(f) "***Person***" shall mean a natural person, corporation, limited partnership, limited liability company, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and a government or agency or political subdivision thereof.

(g) "***Transfer***" means (i) any sale, assignment, gift, transfer, hypothecation, encumbrance on, or other disposition of any securities or any right, power or interest therein or appurtenant thereto, directly or indirectly, whether voluntarily, by operation of law, under court order, foreclosure of a security interest, execution of a judgment or other legal process, or otherwise, including a purported transfer to or from a trustee in bankruptcy, a receiver, an assignee for the benefit of creditors and/or an assignment to a trust, spouse or family member, or (ii) any grant of an option, warrant or right to do the foregoing whether as of right, after lapse of time or upon fulfillment of condition, or otherwise.

SECTION 9. *Amendments.* This Certificate of Designation shall not be amended without the consent of a majority in interest of the holders of Series A Preferred Stock.

* * *

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090403

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

Filed in the Office of	Business Number E0108512010-6
Barbara K. Cegavske	Filing Number 20160100893-60
Secretary of State State Of Nevada	Filed On 03/01/2016
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

Loop Industries, Inc.
Entity No. E0108512010-6

2. Description of the original document for which correction is being made:

Annual List

3. Filing date of the original document for which correction is being made: 20160058636-47 2/8/2016

4. Description of the inaccuracy or defect:

Address for all officers is incorrect.

5. Correction of the inaccuracy or defect:

Update the address for all officers to:

50 WEST LIBERTY STREET
SUITE 880
RENO NV 89501

6. Signature:

X [signature]

Authorized Signature — **Title*** President — **Date** 24/02/2016

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

140105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0544162014-5
Barbara K. Cegavske	Filing Number 20170105886-98
Secretary of State State Of Nevada	Filed On 03/09/2017
	Number of Pages 6

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.**

Loop Holdings, Inc.
Name of **merging** entity

Nevada — Jurisdiction
corporation — Entity type *

Name of **merging** entity

Jurisdiction
Entity type *

Name of **merging** entity

Jurisdiction
Entity type *

Name of **merging** entity

Jurisdiction
Entity type *

and,

Loop Industries, Inc.
Name of **surviving** entity

Nevada — Jurisdiction
corporation — Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

☐ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☒ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

Loop Holdings, Inc.
Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Loop Industries, Inc.
Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

(b) The plan was approved by the required consent of the owners of *:

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: **Time:**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.**

Loop Holdings, Inc.
Name of **merging** entity

X [signature] President 02/28/17
Signature Title Date

Name of **merging** entity

X
Signature Title Date

Name of **merging** entity

X
Signature Title Date

Name of **merging** entity

X
Signature Title Date

and,

Loop Industries, Inc.
Name of **surviving** entity

X [signature] President 02/23/17
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090403

Filed in the Office of	Business Number E0108512010-6
Barbara K. Cegavske	Filing Number 20170376828-24
Secretary of State State Of Nevada	Filed On 09/01/2017
	Number of Pages 1

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

LOOP INDUSTRIES, INC.

2. Description of the original document for which correction is being made:

Certificate of Amendment to Articles of Incorporation changing name to LOOP INDUSTRIES, INC. filed July 21, 2015.

3. Filing date of the original document for which correction is being made: July 21, 2015

4. Description of the inaccuracy or defect:

Pursuant to NRS 78.390, the vote by which the amendment was adopted was not included when filed on July 21, 2015.

5. Correction of the inaccuracy or defect:

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 68,000,000 shares.

6. Signature:

X [signature]

Authorized Signature **Title *** CEO **Date** 09/01/17

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

690403

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

Filed in the Office of	Business Number E0108512010-6
Barbara K. Cegavske	Filing Number 20170376830-67
Secretary of State State Of Nevada	Filed On 09/01/2017
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

LOOP INDUSTRIES, INC.

2. Description of the original document for which correction is being made:

Certificate of Amendment to Articles of Incorporation filed February 19, 2016.

3. Filing date of the original document for which correction is being made: February 19, 2016

4. Description of the inaccuracy or defect:

Pursuant to NRS 78.390, the vote by which the amendment was adopted was not included when filed on February 19, 2016.

5. Correction of the inaccuracy or defect:

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 17,000,000 shares.

6. Signature:

X [signature]

Authorized Signature **Title *** CEO **Date** 09/01/17

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0108512010-6
Barbara K. Cegavske	Filing Number 20211637717
Secretary of State State Of Nevada	Filed On 7/28/2021 8:27:00 AM
	Number of Pages 2

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☑ Certificate of Amendment to Designation - After Issuance of Class or Series
☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Loop Industries, Inc. Entity or Nevada Business Identification Number (NVID): E0108512010-6
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series A Preferred Stock
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☑ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* As approved by the board of directors and the sole holder of Series A Preferred Stock, the definition of "Transfer" in Section 8(g) of the corporation's Certificate of Designation, as originally filed on February 19, 2016, shall be deleted and replaced as follows.
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Signature of Officer Date: July 28, 2021

* Attach additional page(s) if necessary

This form must be accompanied by appropriate fees.

ATTACHMENT TO CERTIFICATE OF AMENDMENT TO DESIGNATION

OF

SERIES A PREFERRED STOCK

OF

LOOP INDUSTRIES, INC.

Loop Industries, Inc., a Nevada corporation (the "***Corporation***"), does hereby certify that the following amendment to the Corporation's Certificate of Designation, dated February 19, 2016 (the "***Certificate of Designation***"), establishing the voting powers, designations, preferences, limitations, restrictions and relative rights of the Series A Preferred Stock of the Corporation, has been duly adopted in accordance with the provisions of Section 78.1955 of Nevada Revised Statutes, with the approval of such amendment by the Corporation's board of directors and the sole holder of Series A Preferred Stock having been given in accordance with Section 78.1955 of Nevada Revised Statutes:

The definition of "Transfer" in Section 8(g) of the Certificate of Designation is hereby deleted and replaced as follows:

> "***Transfer***" means (i) any sale, assignment, gift, transfer, hypothecation encumbrance on, or other disposition of any securities or any right, power or interest therein or appurtenant thereto, directly or indirectly, whether voluntarily, by operation of law, under court order, foreclosure of a security interest, execution of a judgment or other legal process, or otherwise, including a purported transfer to or from a trustee in bankruptcy, a receiver, an assignee for the benefit of creditors and/or an assignment to a trust, spouse or family member, or (ii) any grant of an option, warrant or right to do the foregoing whether as of right, after lapse of time or upon fulfillment of condition, or otherwise; *provided, however*, that the following shall not be considered a "***Transfer***": (a) the grant of a proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders; or (b) entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a transaction that was approved by the Board of Directors, including the Series A Director.